THE SPAIN FUND

ALLIANCE CAPITAL


ANNUAL REPORT
NOVEMBER 30, 1997



LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

January 2, 1998

Dear Shareholder:

This annual report provides you with an update of your Fund's performance and market activity for the period ended November 30, 1997. We also discuss the Fund's institution of a managed distribution policy for the purpose of reducing the Fund's market discount.

INVESTMENT RESULTS
As you can see from the following table, your Fund outperformed its benchmark, the Madrid General Index, for the three, six and 12 month periods ended November 30, 1997. This outperformance can be attributed to your Fund's focus on growth companies which have performed relatively well during the period under review.


INVESTMENT RESULTS*
Period Ended November 30, 1997
                                           TOTAL RETURN
                             ---------------------------------------
                              3 MONTHS      6 MONTHS      12 MONTHS
                             ----------    ----------     ----------
THE SPAIN FUND                 9.49%         11.56%         38.54%

MADRID GENERAL INDEX           7.96%          8.23%         33.45%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF NOVEMBER 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
The Spanish stock market has continued to move ahead over the quarter under review, despite the shock waves reverberating from the Asian financial markets crisis. We believe that Spain's overall growth will be barely impacted by the slowdown in Asia. Any repercussions from the shakeout in emerging markets should be minimal. 1997 Gross Domestic Product (GDP) growth is expected to be above 3%. We anticipate a growth rate of between 3.5 and 4% in 1998. This growth rate is likely to be fueled by an increase in domestic demand as both the Spanish consumer and businessman continue to gain confidence in the economy. This confidence should place Spain's growth rate among the highest in Europe and should again result in a healthy increase in profits. For 1998, we anticipate a gain of 20% in earnings per share compared with the likely 15% upside seen in 1997.

Despite the strong growth environment, inflation has declined over the course of 1997 to about 2% for the year. At this stage, we would anticipate a small increase in 1998 towards the 2.5% level, primarily on the back of rising food prices and greater consumer demand.

In this context, we do not expect to see the same dramatic declines in bond yields as we have seen during 1997. At this point in time, long bonds are yielding below 6% as compared with the near 7% level seen at the end of 1996. This decline in bond yields was accompanied by a sharp contraction in the real rates of return required by investors for fixed interest instruments. Real yields have declined to around 3.5% from above 4% at the beginning of the year. We do not anticipate further declines of this magnitude in the cost of money. We expect support for the stock market to come from higher growth, rather than cheaper money.

We also believe that we will see a further increase in stock market savings by Spanish investors. During 1997, Spanish residents increased their interest in the bolsa dramatically. As a result, mutual fund assets are likely to have increased to around 25 billion pesetas by the end of 1997, as compared with 18 billion at the beginning of the year. Probably more importantly, the percentage of these funds invested in equities has risen to around 8% from only 4% at the beginning of 1997. We anticipate further growth, both in the total amount of mutual fund assets, and in the percentage of these funds invested in equities over the course of 1998. Both will provide strong support for the market.

Additionally, the Spanish government's privatization program will maintain its momentum throughout 1998; in particular the further privatization of Argentaria is imminent. Overall, the Spanish government's finances remain in good condition. We would expect a budget deficit of around 2.5% of GDP in 1998, roughly comparable with the level of 1997. If this occurs, it would end the contraction in the levels of government borrowing seen over the past two years.


1


                                                                 THE SPAIN FUND
_______________________________________________________________________________

The only potential cloud on the horizon is wage growth. Can it be kept under control in this rapidly growing environment? Year-on-year wage growth is currently running at close to the 6% level. As yet, this rate of growth has not been inflationary, as productivity has been growing rapidly. However, as capacity inside the economy begins to tighten, we fear this rate of growth may prove to have inflationary consequences.

Even so, there is no doubt that Spain will be among the founding members of European Monetary Union. A remarkable combination of determination by the Partido Popular government to achieve its fiscal targets, and the process of liberalization and privatization, has transformed the outlook for the country.

PORTFOLIO STRATEGY
We continue to view prospects for the Spanish stock market in a positive light. Profits growth will be strong and valuation levels compare favorably with other European markets. Consequently, we maintain a fully invested position in your Fund with a continued focus on growth companies, and in particular, those companies with an exposure to the expected increase in consumer spending.

NEW MANAGED DISTRIBUTION POLICY
In recent years the Fund's shares have traded at significant discounts to the Fund's per share net asset value. By way of contrast, for substantial periods during the Fund's earlier years, the Fund's shares traded at significant premiums to net asset value. In our judgment, the discounts of recent years are cyclical in nature, essentially reflecting the long and rewarding bull market in the United States and the consequent diminution of interest among many investors in markets elsewhere in the world. While it can be expected that this cycle will eventually turn, the duration and size of the Fund's discount have nonetheless been of growing concern to us at Alliance and to the Fund's Board of Directors. Accordingly, we and the Board have reviewed and evaluated the range of possible measures that might be taken to ameliorate the Fund's discount, and thus enhance shareholder values.

In this regard, the Board of Directors has determined that under current circumstances the institution of a "managed distribution policy" appears to present the greatest likelihood of achieving sustained and significant discount reduction in a manner consistent with the best interests of the Fund and its shareholders. Accordingly, on December 8, 1997, the Fund announced that its Board of Directors had approved the institution, as of January 1, 1998, of a managed distribution policy contemplating the distribution to the Fund's shareholders on a quarterly basis of at least 2.5% (approximately 10% annualized) of the Fund's total net assets. The managed distribution policy will not affect the Fund's current or future investment strategy or practices.

More specifically, the Fund intends to distribute to its shareholders quarterly
(i) with respect to each of the first three quarters of a calendar year, an amount equal to 2.5% of the Fund's total net assets as of the beginning of the quarter, and (ii) with respect to the fourth quarter, an amount equal to at least 2.5% of total net assets at the beginning of the quarter. If the total of these distributions exceeds the Fund's aggregate net investment income and net realized gains with respect to a given year, the difference will constitute a return of capital to shareholders. Under the U.S. Internal Revenue Code, such a return of capital is generally treated as a non-taxable distribution (up to the amount of the shareholder's tax basis in the shares). While we understand that the tax laws of some nations, such as Japan, may be essentially similar in this regard, those of other nations may differ, and shareholders are advised in any event to consult their own advisers with respect to the particular tax consequences to them of the Fund's distributions.

Although no "country fund," such as the Fund, had previously implemented a managed distribution policy, Alliance's and the industry's experience with other closed-end funds leads us to believe that, apart from providing shareholders with the benefit of regular quarterly distributions, such a policy is likely to produce significant and sustained discount reduction for the Fund. We and the Fund's Board of Directors will monitor and evaluate the managed distribution policy's effect on an ongoing basis.

It is anticipated that the Fund's first regularly scheduled quarterly distribution will be declared on March 18, 1998, payable on April 9, 1998 to shareholders of record at the close of business on March 30, 1998. The ex-date will be March 26, 1998.


2


                                                                 THE SPAIN FUND
_______________________________________________________________________________

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


3


TEN LARGEST HOLDINGS
NOVEMBER 30, 1997                                                THE SPAIN FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                           U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Banco Bilbao Vizcaya                             $  16,084,262         8.7%
Telefonica de Espana, SA                            15,459,021         8.4
Iberdrola, SA                                       13,914,062         7.6
Banco Santander                                     12,965,875         7.1
Telepizza, SA                                       11,082,705         6.0
Repsol, SA                                          10,481,675         5.7
Endesa                                               9,159,010         5.0
Empresa, Nacional de Celulosas, SA                   6,478,869         3.5
Tabacalera, SA Series A                              6,321,653         3.4
Aldeasa, SA                                          6,164,354         3.4
                                                 $ 108,111,486        58.8%


4


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997                                                THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-95.7%
FINANCIAL SERVICES-30.3%
BANKING-22.6%
Banco Bilbao Vizcaya (a)                        532,500      $16,084,262
Banco de Andalucia                                6,400          995,531
Banco de Castilla                                 1,500          996,671
Banco Santander                                 428,784       12,965,875
Banco Intercontinental Espanol                   81,000        4,599,972
Banco Popular Espanol, SA                        92,400        5,885,486
                                                             ------------
                                                              41,527,797

INSURANCE-3.8%
Catalana Occidente, SA                          107,498        5,405,656
Mapfre Vida De Seguros, SA                       25,000        1,542,107
                                                             ------------
                                                               6,947,763

REAL ESTATE-4.0%
Inmobilaria Metropolitana
  Vasco-Central, SA                              52,700        2,272,000
Inmobiliaria Urbis, SA                          100,000          868,273
Vallehermoso, SA                                141,000        4,136,032
                                                             ------------
                                                               7,276,305
                                                             ------------
                                                              55,751,865

UTILITIES-27.6%
ELECTRIC & GAS-19.2%
Electricas Reunidas de Zaragoza, SA             111,587        4,212,197
Grupo ENHER
  Series B                                       79,000        1,546,666
Endesa, SA                                      487,000        9,159,010
Gas Natural SDG, SA                              95,000        4,700,745
Iberdrola, SA                                 1,089,362       13,914,062
Sevillana de Electricidad                       179,015        1,758,384
                                                             ------------
                                                              35,291,064

TELEPHONE-8.4%
Telefonica de Espana, SA                        536,200       15,459,021
                                                             ------------
                                                              50,750,085

CONSUMER STAPLES-10.3%
FOOD-6.8%
Telepizza, SA (b)                               134,059       11,082,705
Viscofan Envolturas Celulosicas                  58,503        1,443,486
                                                             ------------
                                                              12,526,191

TOBACCO-3.4%
Tabacalera, SA
  Series A                                       82,779        6,321,653
                                                             ------------
                                                              18,847,844

CONSUMER SERVICES-8.0%
PRINTING & PUBLISHING-0.9%
Unidad Editorial, SA
  Series A (b)(c)                             1,511,470        1,621,460

RESTAURANTS & LODGING-1.8%
Sol Melia, SA                                    90,000        3,355,089

RETAIL-5.3%
Aldeasa, SA                                     295,150        6,164,354
Centros Comerciales Continente, SA               90,500        1,714,169
Cortefiel, SA                                    44,983        1,815,648
                                                             ------------
                                                               9,694,171
                                                             ------------
                                                              14,670,720

ENERGY-5.7%
Repsol, SA                                      242,373       10,481,675

CAPITAL GOODS-5.0%
ENGINEERING & CONSTRUCTION-5.0%
Fomento de Construcciones Y Contratas, SA       116,632        4,621,595
Grupo Acciona, SA                                26,000        4,602,184
                                                             ------------
                                                               9,223,779

BASIC INDUSTRIES-4.5%
MINING AND METALS-1.0%
Acerinox, SA                                     12,000        1,874,666

PAPER PRODUCTS-3.5%
Empresa Nacional de Celulosas, SA               399,298        6,478,869
                                                             ------------
                                                               8,353,535

MULTI INDUSTRY-1.7%
Corporacion Financiera Alba, SA                  28,500        3,076,504

OTHER-0.9%
Asesores Bursatiles
  Capital Fund NV (b)(c)(d)                          25          531,598
  Capital Fund II NV (b)(c)(d)                       25        1,204,179
                                                             ------------
                                                               1,735,777


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                             THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER MANUFACTURING-0.9%
BUILDING & RELATED-0.9%
Portland Valderrivas, SA                         19,590     $  1,595,870

HEALTHCARE-0.8%
Fabrica Espanol de Productos
  Quimicos y Farmaceuticos, SA                   30,882        1,387,289

Total Common Stocks And Other Investments
  (cost $122,271,618)                                        175,874,943



                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-0.1%
Canadian Imperial Bank of Commerce
  5.69%, 12/01/97
  (cost $200,000)                                  $200     $    200,000

TOTAL INVESTMENTS-95.8%
  (cost $122,471,618)                                        176,074,943
Other assets less liabilities-4.2%                             7,781,902

NET ASSETS-100%                                             $183,856,845


(a)  Security represents investment in an affiliate.

(b)  Non-income producing security.

(c) Restricted and illiquid securities, valued at fair value. (See Notes A and E)

(d)  Netherland Guilder denominated security.

See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997                                                THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $122,471,618)        $ 176,074,943
  Foreign cash, at value (cost $7,134,677)                           7,006,320
  Cash                                                                  58,046
  Receivable for investment securities sold                          2,236,726
  Foreign taxes receivable                                             114,739
  Interest receivable and other assets                                  23,220
  Total assets                                                     185,513,994

LIABILITIES
  Payable for investment securities purchased                        1,048,456
  Management fee payable                                               152,787
  Accrued expenses                                                     455,906
  Total liabilities                                                  1,657,149

NET ASSETS                                                       $ 183,856,845

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     100,267
  Additional paid-in capital                                       106,918,079
  Undistributed net investment income                                4,119,984
  Accumulated net realized gain on investments and
    foreign currency transactions                                   19,243,483
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                     53,475,032
                                                                 $ 183,856,845

NET ASSET VALUE PER SHARE (based on 10,026,746
  shares outstanding)                                                   $18.34


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997                                     THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends - unaffiliated issuers (net of
    foreign taxes withheld of $477,568)           $ 2,736,681
  Dividends - affiliated issuer (net of
    foreign taxes withheld of $46,136)                261,437
  Interest                                            118,134     $  3,116,252

EXPENSES
  Management fee                                    1,615,689
  Custodian                                           420,964
  Audit and Legal                                     149,121
  Directors' fees and expenses                        122,275
  Transfer agency                                     113,379
  Printing                                             55,832
  Registration                                         24,354
  Miscellaneous                                         4,963
  Total expenses                                                     2,506,577
  Net investment income                                                609,675

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      22,933,128
  Net realized gain on foreign
    currency transactions                                            3,566,374
  Net change in unrealized appreciation of:
    Investments                                                     24,134,218
    Foreign currency denominated assets
      and liabilities                                                 (340,181)
  Net gain on investments and foreign
    currency transactions                                           50,293,539

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 50,903,214


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                    NOV. 30,        NOV. 30,
                                                      1997            1996
                                                  -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $    609,675    $  1,097,373
  Net realized gain on investments and
    foreign currency transactions                   26,499,502       5,150,521
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities              23,794,037      23,549,203
  Net increase in net assets from operations        50,903,214      29,797,097

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (1,554,135)       (300,802)
  Total increase                                    49,349,079      29,496,295

NET ASSETS
  Beginning of year                                134,507,766     105,011,471
  End of year (including undistributed net
    investment income of $4,119,984 and
    $1,498,070 respectively)                      $183,856,845    $134,507,766


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997                                                THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company.

The Fund has dissolved and liquidated its wholly-owned subsidiary (Spain Shares Investments Maryland B.V.) during the year, and therefore such accounts are no longer consolidated in these financial statements.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at November 30, 1997 was 149.147 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net realized foreign currency transactions, resulted in a net decrease in accumulated net realized gain on investment and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.


10


                                                                 THE SPAIN FUND
_______________________________________________________________________________

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $5,948 during the year ended November 30, 1997.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the sub-custodian are payable by the custodian from its fee. For the year ended November 30, 1997, the Fund earned $56,600 of interest income on cash balances maintained at the subcustodian.

Brokerage commissions paid on investment transactions for the year ended November 30, 1997 amounted to $428,699 of which $9,261 was paid to Banco Bilbao Vizcaya.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $71,423,511 and $75,394,014, respectively, for the year ended November 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1997.

At November 30, 1997, the cost of securities for federal income tax purposes was $122,686,851. Accordingly, gross unrealized appreciation of investments was $55,443,869 and gross unrealized depreciation of investments was $2,055,777 resulting in net unrealized appreciation of $53,388,092 (excluding foreign currency transactions). During the year ended November 30, 1997, the Fund utilized all of its capital loss carryforward which amounted to $3,414,457.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1997, the Fund had no outstanding forward foreign exchange currency contracts.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 1997, 10,026,746 shares were outstanding.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

NOTE E: RESTRICTED SECURITIES
                                                DATE ACQUIRED        COST
                                                -------------    -----------
Asesores Bursatiles Capital Fund, NV              10/29/90       $ 1,067,792
Asesores Bursatiles Capital Fund II, NV            5/24/94         1,394,015
Unidad Editorial S.A. Series A                    12/12/89           513,710
Unidad Editorial S.A. Series A                     9/30/92         1,330,964

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the policy described in Note A.

The value of these securities at November 30, 1997 was $3,357,237, representing 1.8% of net assets.


NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


NOTE G: SUBSEQUENT EVENT
On December 4, 1997, the Fund's Board of Directors approved a managed distribution policy contemplating the distribution to the Fund's stockholders on a quarterly basis of at least 2.5% (approximately 10% annualized) of the Fund's total net assets.


12


FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED NOVEMBER 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.41       $10.47       $ 9.96       $ 9.49       $ 8.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .06          .11          .09          .05          .10
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  5.03         2.86          .42          .88         1.29
Net increase in net asset value
  from operations                               5.09         2.97          .51          .93         1.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)        (.03)          -0-        (.10)        (.17)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.05)          -0-
Distributions from net realized gain on
  investments and foreign currency
  transactions                                    -0-          -0-          -0-        (.31)        (.01)
Total dividends and distributions               (.16)        (.03)          -0-        (.46)        (.18)
Net asset value, end of year                  $18.34       $13.41       $10.47       $ 9.96       $ 9.49
Market value, end of year                     $15.875      $10.75       $ 8.625      $ 9.125      $ 9.625

TOTAL RETURN
Total investment return based on (a):
  Market value                                 49.59%       25.03%       (5.48)%      (1.29)%      17.31%
  Net asset value                              38.54%       28.48%        5.12%        9.28%       16.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)      $183,857     $134,508     $105,011      $99,886      $95,058
Ratio of expenses to average net assets         1.55%        1.73%        2.07%        2.09%        2.24%
Ratio of net investment income to
  average net assets                             .38%         .93%         .89%         .53%        1.10%
Portfolio turnover rate                           45%          44%          38%          22%          65%
Average commission rate paid(b)               $.0825       $.0618           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers, which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


13


REPORT OF INDEPENDENT ACCOUNTANTS                                THE SPAIN FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE SPAIN FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
January 12, 1998




FOREIGN TAX CREDIT (UNAUDITED)
_______________________________________________________________________________

The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the fiscal year ended November 30, 1997, this amounted to $523,704. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitation under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return will be mailed to shareholders in January 1998.


14


ADDITIONAL INFORMATION (UNAUDITED)                               THE SPAIN FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.


15


ADDITIONAL INFORMATION (CONTINUED)                               THE SPAIN FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
The Annual Meeting of Shareholders of The Spain Fund was held on July 3, 1997. The description of each proposal and number of shares are as follows:

                                                                           SHARES
                                                                         VOTED FOR
------------------------------------------------------------------------------------------------------
1.  To elect directors:   Class Two Directors
                          (term expires 2000)
                          H.R.H. Pilar de Borbon y Borbon                7,104,656
                          Enrique L. Fevre                               7,105,671
                          James M. Hester                                7,100,826
                          Carlos Delclaux Zulueta                        7,105,769

                                                               SHARES       SHARES        SHARES VOTED
                                                             VOTED FOR   VOTED AGAINST      ABSTAIN
------------------------------------------------------------------------------------------------------
2.  To ratify the selection of Price Waterhouse LLP
as the Fund's independent auditors of the Fund's
fiscal year ending November 30, 1997                         7,126,755      98,593         1,123,453


16


                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI (1)
H.R.H. PILAR DE BORBON Y BORBON (1)
INMACULADA DE HABSBURGO-LORENA (1)
ENRIQUE L. FEVRE
IGNACIO GOMEZ-ACEBO (1)
DR. JAMES M. HESTER (1)
DR. MARILYN PERRY (1)
FRANCISCO GOMEZ ROLDAN (1)
JUAN MANUEL SAINZ DE VICUNA (1)
DR. REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


17


THE SPAIN FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds".

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE SPAIN FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNAR